UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 28, 2017

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-19608	39-1388360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 W. Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip code)

(414) 973-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.

Submission of Matters to a Vote of Securities Holders.

On August 28, 2017, ARI Network Services, Inc. (“ARI”) held a special meeting of shareholders (the “Special Meeting”).  As of the record date, July 28, 2017, there were 17,369,872 shares of ARI common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 11,386,718 shares, or approximately 66% of all outstanding shares of Common Stock, were present either in person or by proxy. Three matters were included in the notice of Special Meeting for consideration at the Special Meeting, with the Board of Directors of ARI recommending a vote “FOR” in connection with each of the proposals, as further described in the definitive proxy statement and related supplement filed with the Securities and Exchange Commission on July 31, 2017 and August 17, 2017, respectively (as supplemented , the “Definitive Proxy Statement”).

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to approve and adopt the Agreement and Plan of Merger dated as of June 20, 2017 (the “Merger Agreement”), by and among ARI, Expedition Holdings LLC, a Delaware limited liability company (“Parent”), and Expedition Merger Sub, Inc., a Wisconsin corporation and a direct wholly owned subsidiary of Parent (the “Merger Sub”), pursuant to which Merger Sub will be merged with and into ARI (the “Merger”), with ARI surviving the Merger as a direct wholly owned subsidiary of Parent.

Proposal No. 2 (the “Adjournment Proposal”) was to consider and vote on any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Proposal No. 3 (the “Merger Compensation Proposal”) was to consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by ARI to its named executive officers in connection with the Merger.

The Adjournment Proposal was not considered at the Special Meeting. The Merger Proposal and the Merger Compensation Proposal were approved. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain	Broker Non- Votes
Proposal 1 – The Merger Proposal	11,203,785	134,387	48,546	—

Proposal 3 – The Merger Compensation Proposal	10,070,052	1,191,764	124,902	—

ARI, Parent and Merger Sub anticipate that the Merger will be completed on August 29, 2017, and, in any event, no later than August 30, 2017, in accordance with the terms of the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARI NETWORK SERVICES, INC. (Registrant)

Dated: August 28, 2017	By:	/s/ William A. Nurthen
	Name: Title:	William A. Nurthen Vice President of Finance and Chief Financial Officer